COMMON STOCK PURCHASE AGREEMENT

      THIS COMMON STOCK PURCHASE AGREEMENT is made as of July 29, 1997 by and between THE ESTATE OF THOMAS N. HACKETT ("Estate"), hereinafter sometimes referred to as "Seller"), and PAUL W. CHUTE and JACQUELYN J. MAGNO (hereinafter collectively referred to as the "Purchaser" and/or "Investor").

WITNESSETH:

     The Estate wants to sell, and the Purchaser wants to purchase Acadia National Health Systems, Inc. ("Acadia" or the "Company") common stock (the "Shares" or the "Acadia Common Stock") held by the Estate as follows:

One hundred fifty-six thousand (156,000) shares of the Acadia Common Stock, no par value, of the Company held by the Estate for the consideration and upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:


1.  Purchase and Sale

     1.1 Sale and Delivery of the Shares. Subject to the terms and conditions of this Agreement hereinafter set forth, the Purchaser agrees to purchase at the Closing, and the Seller agrees to sell and deliver to the Purchaser at the Closing, the Shares at a purchase price of seven thousand nine hundred thirty-five dollars and thirteen cents ($7,935.13) (the "Purchase Price") in cash, which represents a purchase price of $.05086624 per share for each of the Shares described above.

     1.2 Closing. The purchase and sale of the Shares shall take place at the offices of Skelton, Taintor and Abbott, 95 Main Street, P.O. Box 3200, Auburn, Maine 04212-3200, at 2:00 p.m. on July 29, 1997, or at such other time and place as the Seller and the Purchaser mutually agree upon (which time and place are designated the "Closing" and/or "Closing Time").

     At the Closing, the Seller shall execute stock transfer assignments and instructions, to be forwarded to American Securities Transfer, Inc. (the "Transfer Agent"), whose corporate address is 938 Quail Street, Suite 101, Lakewood, Colorado 80215-5513, to allow for delivery to the Purchaser a certificate or certificates, in the following amount to the following designated Purchaser:

                         $ Amount Paid          No. of Shares Received


PAUL W. CHUTE               $    4,215.54          82,875

JACQUELYN J. MAGNO          $    3,719.59          73,125

     The Purchaser shall deliver to Seller at Closing a certified check or other instrument by means reasonably acceptable to Seller in the amount of $7,935.13.

     1.3 Price Discount. Seller acknowledges that it is selling the Shares at a price below the current market value for the Shares quoted on the Over-the-Counter ("OTC") Electronic Bulletin Board, and agrees that such discount in price is due to substantial blocks of shares being sold to Purchaser.

     2. Representations and Warranties of Seller. Seller represents and warrants to Purchaser as follows:

          2.1. The Seller is, and at the Closing Time will be, authorized to transfer one hundred fifty-six thousand (156,000) shares of the Acadia Common Stock. Seller has in possession, and, except as hereinafter set forth in this
Section 2.2, at the Closing Time will have in possession, fully paid and non-assessable, 156,000 shares of the Acadia Common Stock.

          2.2. When sold, transferred and delivered to Purchaser upon payment of the Purchase Price therefor, the Shares will be fully paid and non-assessable, free and clear of all mortgages, pledges, liens, security interests, conditional sale agreements, charges, encumbrances and, except as provided by this Agreement, restrictions of every nature. The Shares are, and when sold, transferred and delivered to Purchaser under this Agreement will be, duly and validly admitted to listing on the Over-the-Counter ("OTC") Electronic Bulletin Board.

               2.2.2. Except as set forth in Schedule A, there has been, and prior to the Closing Time there will be, no material adverse change, individually or in the aggregate, in the Estate's condition (financial or otherwise) or in the Estate's assets, liabilities or business.

               2.2.3. There has been, and prior to the Closing Time there will be, no damage, destruction or loss or other events or conditions of any character, or any pending litigation or threatened developments, individually or in the aggregate, which would materially and adversely affect the Estate's condition (financial or otherwise) or the Estate's assets, liabilities or business.

          2.3. Except as set forth in Schedule A attached hereto and incorporated by reference herein, there is, and at the Closing Time there will be, no material action, suit, proceeding or investigation pending or, to the knowledge of the Estate, threatened, against or affecting the Estate or any of its assets. The Estate is not, and at the Closing Time will not be, in default under or with respect to any judgment, order, writ, injunction or decree of any court or of any federal, state, municipal or other governmental authority, department, commission, board, agency or other instrumentality. The Estate has, and at the Closing Time will have, complied in all material respects with all laws, rules, regulations and orders applicable to it; has, and at the Closing Time will have, performed in all material respects all of its material obligations and duties to be performed by it to the extent required in accordance with their respective terms; and is not, and at the Closing Time will not be, in default under or in material breach of any material contract, agreement, commitment or other instrument to which it is subject or a party or under which it is bound.

          2.4. The Seller has not, and at the Closing Time will not have, incurred any liability, obligation or duty for any finder's, agent's or broker's fee or commission in connection with this Agreement or the transactions contemplated hereby.

          2.5. The Estate, pursuant to the power and authority legally vested in it, has duly authorized the execution and delivery of this Agreement by the Estate, the stock transactions hereby contemplated, and no action, confirmation or ratification by other parties to the Estate or by any other person, entity or governmental authority is required in connection therewith. The Estate has the power and authority to execute and deliver this Agreement, to consummate the transactions hereby contemplated and to take all other actions required to be taken by it pursuant to the provisions hereof. The Estate has taken all actions required by law, or otherwise to authorize the execution and delivery of this Agreement and the sale, transfer and delivery of the Shares pursuant to the provisions hereof. This Agreement is valid and binding upon the Estate in accordance with its terms. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a violation or breach of any agreement, stipulation, order, writ, injunction, decree, law, rule or regulation applicable to the Estate.

          2.6. Neither this Agreement nor any written information, statement, list or certificate furnished or to be furnished to Purchaser pursuant to this Agreement or in connection with this Agreement or any of the transactions contemplated by this Agreement contains or, at the Closing Time, will contain any untrue statement of a material fact or omits or, at the Closing Time, will omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

     3. Representations and Warranties of Purchaser. Purchaser represents and warrants to Seller as follows:

          3.1. The Purchaser has duly authorized the execution and delivery of this Agreement by Purchaser and the transactions hereby contemplated, and no action, confirmation or ratification by the Purchaser or by any other person, entity or governmental authority is required in connection therewith. Purchaser has the power and authority to execute and deliver this Agreement, to consummate the transactions hereby contemplated and to take all other actions required to be taken by it pursuant to the provision, hereof. Purchaser has taken all actions required by law, or otherwise to authorize the execution and delivery of this Agreement. This Agreement is valid and binding upon Purchaser in accordance with its terms. Neither the execution and delivery of this Agreement nor the consummation of said transactions will constitute any violation or breach of the Purchaser, or any order, writ, injunction, decree, law, rule or regulation applicable to Purchaser.

          3.2. Purchaser is not, and at the Closing Time will not be, liable or obligated to pay any finder's, agent's or broker's fee or commission to Advisor arising out of or in connection with this Agreement or the transactions contemplated by this Agreement.

          3.3 Authorization. The Purchaser is the authorized agent of ACADIA NATIONAL HEALTH SYSTEMS, INC. When executed and delivered by Purchaser, this Agreement will constitute the valid and legally binding obligation of Purchaser and the Estate.

          3.4 Accredited Investor. The Purchaser, which has been designated in Section 1.2 hereof as the ultimate purchaser of the Shares, are not each an "accredited investor" as is defined in Rule 501(a)(3) promulgated under the 1933 Securities Act.

     4. Conditions Precedent to Obligation and Duty of Purchaser to Acquire the Shares. The obligation and duty of Purchaser to purchase from the Seller the Shares as contemplated by this Agreement are subject to the fulfillment and satisfaction at the Closing Time of each of the following conditions precedent, any or all of which may be waived in whole or in part at or prior to the Closing Time by Purchaser:

          4.1. All representations and warranties of Seller contained in this Agreement and expressly made at the Closing Time shall be true and correct at the Closing Time, and all of the other representations and warranties of the Seller contained in this Agreement shall be true and correct at the Closing Time as though each of such representations and warranties was made at such time.

          4.2. The Seller shall have performed and complied with all covenants and agreements on Seller's part required by this Agreement to be performed or complied with prior to or at the Closing Time.

          4.3. Seller specifically represents and warrants that:

               4.3.1. When issued, sold, transferred and delivered to Purchaser the Shares will be fully paid and non-assessable, free and clear of all mortgages, pledges, liens, security interests, conditional sale agreements, charges, encumbrances and, except as provided by this Agreement, restrictions of every nature.

               4.3.2. Except as set forth on Schedule A to this Agreement, Seller does not know of any material action, suit, proceeding or investigation pending or threatened against the Seller or affecting the Seller or any of its assets.

               4.3.3. To the best knowledge of Seller, the issuance, sale, transfer and delivery of the Shares pursuant to the provisions of this Agreement will not constitute a violation or breach of any agreement, stipulation, order, writ, injunction or decree applicable to the Seller.

5.  Securities Act of 1933 ("Act")

     5.1  Investment Representations.

          (a) This Agreement is made with Purchaser in reliance upon its representations to the Seller and to the Company, which by its acceptance hereof Purchaser hereby confirms, that the Shares to be received will be acquired by the Purchaser for investment for an indefinite period for their own account, and not with a view to the sale or distribution of any part thereof in violation of the Act, and that the Purchaser has no present intention of selling or otherwise distributing the same without full compliance with the rules and regulations promulgated under the Act. By executing this Agreement, Purchaser further represents that to the best of its knowledge the Purchaser does not have any existing contract undertaking, agreement or arrangement with any person to sell to such person any of the Shares.

          (b) Purchaser understands that the one hundred fifty-six thousand (156,000) Shares sold and delivered to Purchaser by Seller are restricted shares, and are not being registered under the Act on the ground that the sale provided for in this Agreement is exempt pursuant to Section 4(1) and 4(2) of the Act and Regulation D thereunder, and that the Seller's reliance on such exemption is predicated on Purchaser's representations set forth herein.

          (c) Purchaser acknowledges that in no event can the Purchaser make a disposition of any of the Shares, unless either such Shares are sold by Purchaser pursuant to Rule 144 under the Act, or such Shares shall have been registered under the Act, or Purchaser shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that such disposition will not require registration of such securities under the Act under the circumstances of such disposition.

          (d) Purchaser represents that to the best of its knowledge Purchaser is able to fend for itself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, has the ability to bear the economic risks of its investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions which have been asked by the Purchaser answered by the Seller and/or by the Company.

          (e) Purchaser acknowledges that Purchaser understands that if a registration statement covering the Shares under the Act is not in effect when it desires to sell any of the Shares, Purchaser may be required to hold such Shares for an indeterminate period. Purchaser also acknowledges that it and Purchaser understands that any sale of the Shares which might be made by it in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that rule.

          (f) In making its decision to purchase the Shares herein subscribed for, Purchaser has relied solely upon independent investigations made by Purchaser or its duly appointed and qualified Purchaser Representative. Purchaser is not relying on the Seller or the Company, or any person connected with the Seller or the Company with respect to the tax, securities and other economic considerations involved in this investment.

          (g) Purchaser acknowledges that no representations or warranties have been made to Purchaser by the Seller or any officer, employee, agent, affiliate or any other person connected with the Seller.

          (h) Purchaser acknowledges, represents, agrees and is aware that the representations, warranties, agreements, undertakings and acknowledgments made by Purchaser in this Agreement are made with the intent that they be relied upon by the Seller in determining Purchaser's suitability as a purchaser of the Shares, and shall survive its purchase of the Shares. In addition, Purchaser undertakes to notify the Seller immediately of any change in any representation, warranty or other information relating to Purchaser set forth herein.

     5.2 Legends. All certificates for the Shares shall bear substantially the following legend:

"THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED BY THE PURCHASER FOR INVESTMENT PURPOSES. SAID SHARES MAY NOT BE SOLD OR TRANSFERRED UNLESS
(A) THEY ARE SOLD PURSUANT TO RULE 144 OF THE ACT, OR (B) THEY HAVE BEEN REGISTERED UNDER SAID ACT, OR (C) THE TRANSFER AGENT IS PRESENTED WITH A WRITTEN OPINION SATISFACTORY TO COUNSEL FOR THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE CIRCUMSTANCES OF SUCH SALE OR TRANSFER."

6.  Conditions to Obligations at Closing.

     The obligations of each party under this Agreement are subject to the representations and warranties of the other party contained herein being true on and as of the Closing, and the other party having performed and complied with all agreements and conditions contained herein required to be performed or complied with by them on or before the Closing.

7.  Miscellaneous

     7.1 Agreement is Entire Contract. Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties hereto concerning the subject matter hereof and no party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties related to the transactions described herein is superseded hereby. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto, expressly including the Purchaser. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

     7.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Maine.

     7.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.4 Title and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience and are not to be considered in construing this Agreement.

     7.5 Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, addressed to a party at its address hereinafter shown below its signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party.

     7.6 Survival of Warranties. The warranties and representations of the Seller and Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing hereunder.

SIGNATURE PAGE

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                              SELLER:

                              ESTATE OF THOMAS N. HACKETT

                              BY______________________________
                              ELAINE H. HACKETT,
                              Personal Representative
                              Address:
                              C/O Skelton, Taintor & Abbott, P.A.
                              95 Main Street
                              P.O. Box 3200
                              Auburn, Maine 04240

                              PURCHASER:

                              By:_____________________________
                              PAUL W. CHUTE
                              Acadia National Health Systems, Inc.
                              Title: Chief Executive Officer
                              Address:
                              460 Main Street
                              Lewiston, Maine 04240

                              By:_____________________________
                              JACQUELYN J. MAGNO
                              Acadia National Health Systems, Inc.
                              Title: VP and Secretary
                              Address:
                              460 Main Street
                              Lewiston, Maine 04240